UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2018

NiSource Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 8, 2018, NiSource Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting as described in the Company’s Proxy Statement filed on April 6, 2018, and the final voting results for each matter.
Proposal 1: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	277,235,930	2,506,695	840,507	24,302,672
Eric L. Butler	277,518,112	2,354,509	710,511	24,302,672
Aristides S. Candris	276,547,801	3,225,137	810,194	24,302,672
Wayne S. DeVeydt	276,674,854	3,062,769	845,509	24,302,672
Joseph Hamrock	277,093,907	2,347,973	1,141,252	24,302,672
Deborah A. Henretta	277,034,740	2,763,561	784,831	24,302,672
Michael E. Jesanis	276,340,785	3,442,684	799,663	24,302,672
Kevin T. Kabat	276,611,950	3,209,966	761,216	24,302,672
Richard L. Thompson	273,377,605	6,466,169	739,358	24,302,672
Carolyn Y. Woo	273,840,465	5,940,501	802,166	24,302,672
Each nominee, having received more votes in favor of his or her election than against election, was elected.
Proposal 2: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for 2018. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
298,898,957	5,122,604	864,243
There were no broker non-votes as to Proposal 2.
Proposal 2, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved.
Proposal 3: Approval of Named Executive Officer Compensation on an Advisory Basis. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
271,973,883	7,220,099	1,389,150
There were 24,302,672 broker non-votes as to Proposal 3.
Proposal 3, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved on an advisory basis.
Proposal 4: Stockholder Proposal Regarding Stockholder Right to Act by Written Consent. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
99,075,473	179,681,965	1,825,694
There were 24,302,672 broker non-votes as to Proposal 4.
Proposal 4, having failed to receive the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 9, 2018	By:	/s/ Samuel K. Lee
Samuel K. Lee
Vice President and Corporate Secretary